                                   [GRAPHIC]
                               Consulting Group
                                  Since 1973

                               Consulting Group
                             Capital Markets Funds

                   Multi-Strategy Market Neutral Investments



         Annual Report
         March 31, 2001
                                                                    TRAK(R)
                                 ------------------------------------------
                                   Personalized Investment Advisory Service


         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

Table of Contents



SHAREHOLDER LETTER...........................................  1

SCHEDULE OF INVESTMENTS......................................  4

STATEMENT OF ASSETS AND LIABILITIES.......................... 19

STATEMENT OF OPERATIONS...................................... 20

STATEMENTS OF CHANGES IN NET ASSETS.......................... 21

NOTES TO FINANCIAL STATEMENTS................................ 22

FINANCIAL HIGHLIGHTS......................................... 26

TAX INFORMATION.............................................. 26

INDEPENDENT AUDITOR'S REPORT................................. 27

PORTFOLIO HIGHLIGHTS......................................... 28

Consulting Group
Capital Markets Funds


DEAR SHAREHOLDERS:

The U.S. stock market struggled through a difficult first quarter, following a dismal performance in 2000. Continued concern about the economy and disappointing news about corporate earnings outweighed a series of interest rate cuts by the Federal Reserve Board ("Fed"). The market's performance so far in 2001 can be viewed as a tug-of-war between declining interest rates on one side and declining earnings expectations on the other. During the first quarter, the negative pull from the earnings side was stronger, resulting in declines for all major U.S. equity benchmarks.

From a fundamental perspective, the Fed's new monetary direction could reasonably have been expected to improve the investment climate, especially for growth stocks, including technology. Over the course of the first quarter the Fed slashed its key federal funds rate from 6.5% to 5%--the lowest level since August 1999. In other words, in the span of three months, the Fed nearly reversed the entire 11-month series of rate hikes that began in mid-1999.

U.S. Market Overview

The market's response can only be described as disappointing. As was the case last year, technology stocks suffered the deepest losses. The tech-heavy Nasdaq Composite Index posted a 25.5% decline in the first quarter, bringing its 12-month decline to just under 60%. But the downturn also spread to the broader market. After barely avoiding bear market territory in March, the Dow Jones Industrial Average rebounded and finished the quarter with a decline of 8.4%. The Standard & Poor's 500 Index ("S&P 500"), a common benchmark for large U.S. stocks, posted a somewhat larger decline than the Dow--not surprising, considering the technology sector accounted for more than a fifth of the S&P 500's total value at the beginning of the year. For the quarter, the S&P 500 returned negative 11.9%, bringing its 12-month loss to negative 21.7%. By the end of March, the index was down more than 24% from the all-time high it reached last year. This put the S&P 500 well inside the common definition of a bear market--a decline of 20% or more from a previous peak.

With regard to the U.S. economy, the sharp slowdown in the first quarter appeared to primarily reflect widespread efforts within the manufacturing sector to keep inventories from piling up in the face of a moderation in underlying demand. So far, consumer confidence has declined sharply, but to date there is little evidence of a negative cascade. Consumer spending, even on big-ticket items such as housing and autos, held up reasonably well. Recently there has been some tentative evidence that consumer sentiment is stabilizing. Accompanied by the abrupt change in economic conditions, analysts have continued to mark down their earnings estimates, and company guidance has not improved the visibility for earnings in the months ahead.

Amid the turmoil in stocks, the U.S. bond market was an oasis of sorts for investors during the first quarter, following stellar performance in 2000. Bond prices in 2001 were boosted by slowing economic growth, easing inflationary pressures and the Fed's rate cuts. Adding to the good news: oil and natural gas prices are well down from their recent highs, which should provide some relief on the consumer spending and business cost fronts this year. The Lehman Brothers Intermediate Aggregate Bond Index returned 3.1% for the quarter and 12.42% for the twelve months ended March 31, 2001. The Lehman Brothers Government Credit Long Bond Index returned just 2.7% in the first quarter and 12.99% over the past 12 months. High-yield bonds--hard hit by rising default rates last year--seemed to respond particularly well to the Fed's rate cuts. As a result, high-yield bond returns in the first quarter handily beat all other sectors of the bond market--and many sectors of the stock market, as well. The Lehman Brothers High Yield Bond Index returned 6.35% for the quarter, but has only gained 2.51% over the past 12 months.

International Markets Overview

One of the more troubling aspects of the current economic situation is that the slowdown has not been confined to the U.S. But the Fed also is not the only one cutting short-term interest rates. Since the start of the year, the central banks of Japan, Canada, and the U.K. also have lowered rates in an effort to stimulate growth.

Despite these moves, however, most foreign markets fell in the first quarter, following dismal performance in the previous year. Morgan Stanley Capital International's Europe, Australia and the Far East Index, a popular benchmark for the developed world, dropped 13.8% during the first quarter and more than 25% over the preceding 12 months. In the Euro area, a moderation in growth that has been underway since the middle of last year continued in the first quarter. This appeared to create the conditions for the European Central Bank to join the rate-cutting parade. Nevertheless, the MSCI Europe Index lost 15.46% over the quarter and 22.46% over the preceding 12 months. The emerging equity markets, which were hit hard in 2000 by the global technology sell off, fared better in the first quarter--at least on a relative basis. The MSCI Emerging Markets Free Index returned negative 5.44%, bringing its year-over-year loss to negative 35.9%.

Consulting Group Asset Allocation

Continued volatility in financial markets heightens the need for diversification. At its meeting in late January, the Consulting Group Asset Allocation Committee recommended changes that included a tilt toward equities and away from bonds, an increased exposure to large-cap U.S. stocks and high yield bonds, and a smaller allocation to intermediate-term bonds, small-cap U.S. stocks and developed-market international stocks. The consensus view within the Committee is that, despite significant turbulence in the markets, conditions appear to be falling into place for its recommendations to benefit investors. It is important to note that the Committee's recommendations are targeted for a six-to-twelve months time horizon.

Looking forward, the consensus of the Asset Allocation Committee is that improved monetary conditions in the U.S., resulting from the Fed's shift to a more accommodative policy stance, will prevail over the negative impact of near-term earnings disappointments and lay the foundation for an acceleration in economic activity.

Multi-Strategy Market Neutral Investments ("Portfolio")

For the year ended March 31, 2001, the Portfolio returned 6.68%. In comparison, the S&P 500 returned negative 21.67% while the 3-Month T-Bill Index returned 5.80% for the same period. During the period under review the Advisors for the Fund were Calamos Asset Management managed Convertible Arbitrage allocation, Pegasus Investments, Inc. managed the Merger Arbitrage allocation and State Street Global Advisors managed the Equity Market Neutral allocation.

During difficult markets, it is extremely important to recall the purpose and benefits of a market neutral strategy. A market neutral strategy provides an alternative to domestic stocks and/or bonds and provides the potential for investment returns that can behave independently of capital market returns, while potentially achieving a target level of risk and reward. Also, this approach exhibits a very low correlation to both stocks and bonds and can increase the level of diversification in a client's portfolio. By these standards, the portfolio to date has complemented a diversified portfolio of stocks and bonds and provided downside protection in a declining equity market.

For your review, included with this letter is a brief summary of how each of the styles performed over the preceding 12 months:

    . Convertible Arbitrage: During a period of high volatility the Advisor has been able to take advantage of such markets. The Advisor's strategy of purchasing (going long) convertible securities and shorting the underlying common stock has performed well in the current investment climate. The declining stock market benefited the Portfolio, creating capital gains while offsetting the decline in the long convertibles. The combination of income and creation of capital gains has had a positive result over the past 12 months.
    . Merger Arbitrage: For all of 2000, the capitalization value of publicly announced merger and acquisition transactions was approximately $2.1 trillion. During the period under review, the Portfolio participated in approximately 110 mergers and acquisitions which generated positive results from a wide range of industries.
    . Equity Market Neutral: After a strong start for the period under review, this strategy experienced some difficulty from September 2000 through January 2001. The bulk of the underperformance can be traced to specific areas within the Technology sector where there have been significant price declines.

Consulting Group is optimistic about opportunities in a variety of sectors in the financial markets. Ongoing volatility heightens the need to adhere to a long-term investment strategy and integrate a diversified approach in addressing your investment goals. In the meantime, we would like to thank you for your continued support and encourage you to contact your Financial Consultant, who can assist you with any questions or concerns.

Sincerely,

/s/ Heath B. McLendon     /s/ Frank L. Campanale

Heath B. McLendon         Frank L. Campanale
Chairman                  Investment Officer of the
                          Consulting Group Capital Markets Funds

April 30, 2001

          Schedule of Investments
          March 31, 2001


         -------------------------------------------------------------
         Shares                  Security                     Value
         -------------------------------------------------------------
         COMMON STOCK -- 53.9%

         Advertising -- 0.2%
           1,100 Omnicom Group............................ $    91,208
                                                           -----------

         Aerospace/Defense -- 2.1%
           1,900 Boeing Co.+..............................     105,849
          16,505 Honeywell International Inc.+............     673,404
           1,300 United Technologies Corp.................      95,290
                                                           -----------
                                                               874,543
                                                           -----------

         Apparel -- 0.3%
           4,600 Reebok International Ltd.*...............     114,356
                                                           -----------

         Auto Parts -- 0.4%
             900 BorgWarner, Inc..........................      36,063
           2,100 ITT Industries, Inc......................      81,375
           3,700 Visteon Corp.............................      55,648
                                                           -----------
                                                               173,086
                                                           -----------

         Banks -- 2.3%
              40 AmSouth Bancorporation+..................         672
           2,700 Dime Bancorp, Inc........................      88,425
          10,251 F&M National Corp.+......................     390,563
           2,700 GreenPoint Financial Corp.+..............      88,020
             569 M&T Bank Corp.+..........................      39,742
           6,777 Old Kent Financial Corp.*+...............     257,526
               8 U.S. Bancorp.+...........................         186
           1,600 Washington Mutual Inc....................      87,600
                                                           -----------
                                                               952,734
                                                           -----------

         Basic Industries -- 0.5%
           7,258 UTI Energy Corp.*+.......................     219,555
                                                           -----------

         Beverages -- 0.1%
           1,500 The Pepsi Bottling Group, Inc............      57,015
                                                           -----------

         Biotechnology -- 0.2%
           2,200 Pharmaceutical Product Development, Inc.*      92,675
                                                           -----------

         Business Publishing -- 0.2%
           3,300 The Reynolds & Reynolds Co...............      63,525
                                                           -----------

         Chemicals -- 0.0%
             221 The Dow Chemical Co.+....................       6,977
               3 Pharmacia Corp.+.........................         166
                                                           -----------
                                                                 7,143
                                                           -----------

         Communications -- 1.0%
              29 Alcatel S.A.+............................         835
          13,124 Citadel Communications Corp.+............     326,460
           3,988 PRIMEDIA Inc.+...........................      25,124
             291 Telefonica de Argentina S.A.*+...........      13,925
           1,200 Verizon Communications Inc...............      59,160
                                                           -----------
                                                               425,504
                                                           -----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


          -----------------------------------------------------------
           Shares                 Security                   Value
          -----------------------------------------------------------

          Computer Aided Design -- 0.1%
             1,500 Autodesk Inc........................... $   45,844
                                                           ----------

          Computer - Equipment -- 0.1%
             4,700 Quantum Corp. - DLT & Storage Systems*+     54,520
                                                           ----------

          Computer - Peripherials -- 0.1%
             1,600 Electronics for Imaging, Inc.*.........     39,400
                                                           ----------

          Computer - Systems -- 0.0%
                30 CNET Networks Inc.*+...................        339
                                                           ----------

          Computer Services -- 0.6%
             1,700 Cerner Corp.*..........................     58,225
             5,000 Comdisco, Inc..........................     40,000
             1,800 First Data Corp........................    107,478
             1,300 VeriSign Inc.*.........................     46,069
                                                           ----------
                                                              251,772
                                                           ----------

          Computer Software -- 0.6%
             1,400 Advent Software, Inc.*.................     62,038
             1,800 BMC Software, Inc.*....................     38,700
             2,400 Citrix Systems, Inc.*..................     50,700
               800 Mercury Interactive Corp.*.............     33,500
             2,389 Openwave Systems Inc.*+................     47,398
                                                           ----------
                                                              232,336
                                                           ----------

          Computer Software Services -- 0.3%
             1,200 CSG Systems International, Inc.*.......     49,425
             2,600 Rational Software Corp.*...............     46,150
               800 VERITAS Software Corp.*................     36,992
                                                           ----------
                                                              132,567
                                                           ----------

          Computers -- 0.2%
             2,325 Agile Software Corp.*+.................     25,611
             1,100 Emulex Corp.*..........................     20,694
               800 Lexmark International Inc.*............     36,416
               871 Sun Microsystems, Inc.*+...............     13,387
                10 Texas Instruments Inc.+................        310
                                                           ----------
                                                               96,418
                                                           ----------

          Construction -- 0.7%
                22 Vivendi Universal SA+..................      1,322
             6,600 Willamette Industries, Inc.+...........    303,600
                                                           ----------
                                                              304,922
                                                           ----------

          Consumer Non-Durables -- 0.2%
             2,600 American Eagle Outfitters, Inc.*.......     74,750
                                                           ----------

          Consumer Products -- 0.2%
             1,700 Whirlpool Corp.........................     84,983
                                                           ----------

          Consumer Services -- 0.2%
                15 ChoicePoint Inc.*+.....................        523
             3,200 Lancaster Colony Corp..................     93,000
                                                           ----------
                                                               93,523
                                                           ----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


          -----------------------------------------------------------
            Shares                 Security                  Value
          -----------------------------------------------------------

          Containers -- 0.4%
                1,300 International Game Technology*..... $    65,455
                1,200 Progressive Corp...................     116,460
                                                          -----------
                                                              181,915
                                                          -----------

          Diversified Manufacturing -- 0.2%
                1,800 Tyco International Ltd.............      77,814
                                                          -----------

          Drugs & Health -- 0.4%
               50,153 Elan Corp. PLC+....................      72,095
                1,200 Johnson & Johnson+.................     104,964
                                                          -----------
                                                              177,059
                                                          -----------

          Electric & Natural Gas -- 0.8%
               10,200 GPU, Inc.+.........................     331,398
                                                          -----------

          Electric Utilities -- 0.2%
                1,900 PPL Corp...........................      83,524
                                                          -----------

          Electrical & Electronics -- 0.2%
                2,200 Entergy Corp.......................      83,600
                                                          -----------

          Electrical Equipment -- 0.0%
                  500 Linear Technology Corp.............      20,531
                                                          -----------

          Electronic Components -- 0.2%
                1,200 Amphenol Corp.*....................      37,800
                2,156 Marvell Technology Group Ltd.*+....      26,007
                                                          -----------
                                                               63,807
                                                          -----------

          Electronics -- 2.4%
                2,000 Mentor Graphics Corp.*.............      41,250
                2,200 Sensormatic Electronics Corp.*.....      41,800
               27,871 Silicon Valley Group Inc.*+........     766,453
                1,500 Technitrol, Inc....................      37,335
                  700 Varian Inc.*.......................      17,894
                1,800 Varian Medical Systems Inc.*.......     109,440
                                                          -----------
                                                            1,014,172
                                                          -----------

          Electronics & Electrical Equipment -- 0.2%
                3,600 Energizer Holdings, Inc.*..........      90,000
                                                          -----------

          Electronics - Semiconductors/Components -- 0.1%
                  700 Maxim Integrated Products, Inc.*...      29,113
                                                          -----------

          Energy -- 1.6%
               10,546 El Paso Corp.+.....................     688,654
                                                          -----------

          Entertainment -- 0.5%
                1,100 AOL Time Warner Inc.*..............      44,165
                    1 Comcast Corp.*+....................          50
                3,600 Harrah's Entertainment, Inc.*+.....     105,948
                1,900 The Walt Disney Co.................      54,340
                                                          -----------
                                                              204,503
                                                          -----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


              ---------------------------------------------------
              Shares              Security               Value
              ---------------------------------------------------

              Environmental Control -- 0.1%
                3,500 Allied Waste Industries, Inc.*.. $   54,880
                                                       ----------

              Finance -- 1.4%
                9,039 American General Corp.+.........    345,742
                  800 Fannie Mae......................     63,680
                1,100 Freddie Mac.....................     71,313
                1,400 Golden West Financial Corp......     90,860
                   13 The South Financial Group, Inc.+        186
                                                       ----------
                                                          571,781
                                                       ----------

              Financial Services -- 1.9%
                2,600 AmeriCredit Corp.*..............     84,318
               10,615 Bank United Corp.*+.............      2,654
               13,733 CIT Group, Inc.+................    396,609
                1,800 Downey Financial Corp...........     81,540
                3,200 Golden State Bancorp Inc........     89,216
                1,500 Heller Financial, Inc...........     52,725
                  900 Household International, Inc....     53,316
                2,600 Metris Cos. Inc.................     54,028
                    2 North Fork Bancorp., Inc.+......         52
                   23 UBS AG*+........................      3,312
                                                       ----------
                                                          817,770
                                                       ----------

              Food Processing -- 0.7%
                7,500 Michael Foods, Inc.+............    224,063
                2,500 Smithfield Foods, Inc.*.........     81,250
                                                       ----------
                                                          305,313
                                                       ----------

              Foods & Beverages -- 0.6%
                   50 Hain Celestial Group, Inc.*+....      1,438
               11,373 IBP, Inc.+......................    186,517
                1,700 Suiza Foods Corp.*..............     81,753
                                                       ----------
                                                          269,708
                                                       ----------

              Health & Personal Care -- 0.1%
                  700 Genzyme Corp.- General Division*     63,231
                                                       ----------

              Healthcare -- 0.4%
                2,900 Patterson Dental Co.*...........     89,175
                1,000 Wellpoint Health Networks*......     95,310
                                                       ----------
                                                          184,485
                                                       ----------

              Home Building -- 0.6%
                1,900 Lennar Corp.....................     75,734
                  500 NVR, Inc.*......................     81,500
                2,000 Pulte Corp......................     80,820
                                                       ----------
                                                          238,054
                                                       ----------

              Hospital Management -- 0.2%
                1,800 Tenet Healthcare Corp...........     79,200
                                                       ----------

              Household Appliances -- 0.1%
                1,900 Maytag Corp.....................     61,275
                                                       ----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


         --------------------------------------------------------------
           Shares                   Security                   Value
         --------------------------------------------------------------

         Insurance -- 1.2%
              3,000 Fidelity National Financial, Inc........ $   80,310
              2,000 John Hancock Financial Services, Inc....     76,900
              3,700 Old Republic International Corp.........    105,080
              2,050 The PMI Group, Inc......................    133,209
                253 Radian Group Inc.+......................     17,141
              1,800 StanCorp Financial Group, Inc...........     75,780
                                                             ----------
                                                                488,420
                                                             ----------

         Internet Content -- 0.1%
                 15 Commerce One, Inc.*+....................        140
              2,000 HomeStore.com, Inc.*....................     47,500
                                                             ----------
                                                                 47,640
                                                             ----------

         Machinery -- 0.2%
                 10 Applied Materials, Inc.*+...............        447
              4,970 United Dominion Industries Ltd.+........    104,370
                                                             ----------
                                                                104,817
                                                             ----------

         Manufacturer Consumer & Industrial Products -- 0.1%
                400 Danaher Corp............................     21,824
                                                             ----------

         Manufacturing -- 0.3%
              2,500 Lear Corp.*.............................     73,250
              1,400 Teleflex Inc............................     57,330
                                                             ----------
                                                                130,580
                                                             ----------

         Media Group -- 0.0%
                 84 Clear Channel Communications, Inc.+.....      4,585
                                                             ----------

         Medical Services -- 0.9%
              6,700 DaVita, Inc.*+..........................    113,766
              1,000 Express Scripts, Inc.*..................     86,680
              2,100 King Pharmaceuticals Inc.*..............     85,575
              3,300 Oxford Health Plans, Inc.*..............     88,275
                                                             ----------
                                                                374,296
                                                             ----------

         Miscellaneous -- 1.3%
                114 Aegon N.V.+.............................      3,333
              1,600 American Standard Cos. Inc.*............     94,512
                  4 Applied Micro Circuits Corp.*...........         61
             13,457 C-Cube Microsystems Inc.*+..............    165,689
                 37 Comerica Inc.+..........................      2,276
                600 Fiserv, Inc.*...........................     26,963
                908 Key3Media Group Inc.*+..................     10,805
              3,700 Protective Life Corp....................    113,479
             13,173 Quantum Corp. *.........................    139,107
                                                             ----------
                                                                556,225
                                                             ----------

         Natural Gas -- 2.1%
             13,626 Texaco Inc.+............................    904,766
                                                             ----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


            --------------------------------------------------------
            Shares                Security                  Value
            --------------------------------------------------------

            Natural Gas - Pipelines -- 0.0%
                 74 Anadarko Petroleum Corp............. $     4,646
                                                         -----------

            Oil Integrated -- 1.4%
                 21 Forest Oil Corp.*+..................         613
             13,700 Tosco Corp.+........................     585,812
                                                         -----------
                                                             586,425
                                                         -----------

            Pet Products -- 1.5%
             19,916 Ralston Purina Group+...............     620,383
                                                         -----------

            Pharmaceutical -- 1.0%
              5,390 ALZA Corp.*.........................     218,295
              1,900 Barr Laboratories Inc.*+............     108,623
                 30 Cardinal Health Inc.+...............       2,903
              1,000 Forest Laboratories, Class A Shares*      59,240
              1,100 IDEC Pharmaceuticals Corp.*.........      44,000
                107 MedImmune Inc.*+....................       3,821
                                                         -----------
                                                             436,882
                                                         -----------

            Power & Supply Equipment -- 0.2%
              2,300 C&D Technologies, Inc...............      63,480
                                                         -----------

            Property & Casualty Insurance -- 0.2%
              1,300 RenaissanceRe Holdings Ltd..........      91,013
                                                         -----------

            Publishing -- 0.4%
              1,000 Knight Ridder Inc...................      53,710
              1,400 Scholastic Corp.*...................      50,488
                100 The Washington Post Co..............      57,800
                                                         -----------
                                                             161,998
                                                         -----------

            Real Estate -- 1.1%
             27,686 Fairfield Communities, Inc.*+.......     442,145
                                                         -----------

            Retail -- 0.8%
              1,900 CVS Corp.+..........................     111,131
              8,600 Pier 1 Imports Inc..................     111,800
              2,500 The Talbots, Inc....................     106,200
                                                         -----------
                                                             329,131
                                                         -----------

            Retail - Department Stores -- 2.2%
              1,500 Federated Department Stores, Inc.*..      62,325
             10,500 Harcourt General, Inc.+.............     584,535
              1,300 Kohl's Corp.*.......................      80,197
              1,900 The May Department Stores Co........      67,412
              2,600 Rent-A-Center, Inc.*................     119,438
                                                         -----------
                                                             913,907
                                                         -----------

            Retail - Food Chains -- 1.3%
              3,800 Brinker International, Inc.*+.......     106,058
              1,000 Safeway Inc.*.......................      55,150
             16,183 VICORP Restaurants Inc.+............     402,552
                                                         -----------
                                                             563,760
                                                         -----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


         -------------------------------------------------------------
          Shares                  Security                    Value
         -------------------------------------------------------------

         Retail - Specialty -- 1.1%
            4,300 AutoZone Inc.*+......................... $   120,486
            4,300 Barnes & Noble, Inc.*+..................     102,770
            3,400 Henry Schein Inc.*......................     124,950
            1,700 Payless ShoeSource, Inc.*...............     105,825
                                                           -----------
                                                               454,031
                                                           -----------

         Scientific Instruments -- 0.1%
              900 Applera Corp. - Applied Biosystems Group      24,975
                                                           -----------

         Semiconductors -- 1.5%
           23,479 Dallas Semiconductor Corp.+.............     610,689
              800 International Rectifier Corp.*..........      32,400
                                                           -----------
                                                               643,089
                                                           -----------

         Software -- 1.7%
            1,600 BEA Systems, Inc.*......................      47,000
              900 Check Point Software Technologies Ltd.*.      42,750
            9,066 Great Plains Software Inc.*+............     555,859
            4,700 Sybase Inc.*............................      72,850
                                                           -----------
                                                               718,459
                                                           -----------

         Sporting Goods -- 0.2%
            3,400 Callaway Golf Co........................      75,514
                                                           -----------

         Technology -- 0.3%
            1,200 Chiron Corp.*...........................      52,650
              600 Juniper Networks Inc.*..................      22,776
            5,200 Storage Technology Corp.*...............      56,628
                                                           -----------
                                                               132,054
                                                           -----------

         Telecommunications -- 5.4%
                1 Avocent Corp.*+.........................          22
                2 CMGI Inc.*+.............................           4
           21,000 Efficient Networks, Inc.*+..............     493,500
           41,560 Intermedia Communications*+#............     722,105
            1,100 L-3 Communications Holdings, Inc.*......      86,845
               11 Nortel Networks Corp.+..................         175
            2,393 Polycom Inc.*+..........................      29,613
           10,017 Powertel Inc.*+.........................     550,967
              500 Scientific-Atlanta Inc..................      20,795
              500 United States Cellular Corp.*...........      31,750
            3,388 VoiceStream Wireless Corp.*+............     312,970
            1,600 West Corp.*.............................      35,800
                                                           -----------
                                                             2,284,546
                                                           -----------

         Telephone -- 0.5%
            1,800 BellSouth Corp..........................      73,656
              800 Invitrogen Corp.*.......................      43,880
            8,778 Netopia Inc.*...........................      25,237
              600 Telephone & Data Systems Inc............      56,100
              740 WorldCom Inc.*+.........................      13,829
                                                           -----------
                                                               212,702
                                                           -----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


-------------------------------------------------------------------------------------
 Shares                              Security                                Value
-------------------------------------------------------------------------------------

Transportation -- 0.6%
  22,741 Fritz Cos., Inc.*+.............................................. $   248,730
                                                                          -----------

Trucking & Shipping -- 0.7%
   9,913 MS Carriers Inc.*+..............................................     303,586
                                                                          -----------

Utilities - Electric -- 1.2%
   2,000 Allegheny Energy Inc............................................      92,520
   2,400 Cinergy Corp....................................................      80,520
   2,800 CMS Energy Corp.................................................      82,849
   3,000 FirstEnergy Corp................................................      83,760
   2,000 Public Service Enterprise Group.................................      86,320
   2,000 Reliant Energy Inc..............................................      90,500
                                                                          -----------
                                                                              516,469
                                                                          -----------

Wholesale Distributor -- 0.2%
   2,100 AmeriSource Health Corp.*.......................................     103,005
                                                                          -----------
         TOTAL COMMON STOCK
         (Cost -- $24,048,481)...........................................  22,738,588
                                                                          -----------
PREFERRED STOCK -- 9.4%

Containers -- 1.6%
  18,400 Sealed Air Corp., 0.500% Exchangeable 4/1/18+...................     677,120
                                                                          -----------

Electronics -- 0.8%
   7,400 Pioneer Standard-Electronics, Inc., 6.750% Exchangeable 3/31/28+     320,050
                                                                          -----------

Energy -- 3.2%
   9,550 Calpine Capital Trust III, 5.000% Exchangeable 8/1/05+++........     684,019
   9,000 SEI Trust I, 6.250% Exchangeable 10/1/30........................     670,500
                                                                          -----------
                                                                            1,354,519
                                                                          -----------

Finance -- 1.1%
  17,700 National Australia Bank Ltd., 7.875% Exchangeable 12/31/49+.....     478,785
                                                                          -----------

Food & Beverages -- 1.5%
  16,900 Suiza Capital Trust II, 5.500% Exchangeable 4/1/28+.............     640,087
                                                                          -----------

Media Group -- 1.2%
   6,700 Emmis Communications Corp., 6.250% Exchangeable 12/31/49+.......     236,175
   1,650 Global Crossing Ltd., 6.750% Exchangeable 4/15/12+..............     260,494
                                                                          -----------
                                                                              496,669
                                                                          -----------
         TOTAL PREFERRED STOCK
         (Cost -- $3,655,393)............................................   3,967,230
                                                                          -----------
  Face
 Amount
--------
CORPORATE CONVERTIBLE BONDS -- 29.3%

Advertising -- 0.9%
$380,000 Lamar Advertising Co., 5.250% due 9/15/06+......................     385,225
                                                                          -----------

Apparel -- 1.5%
 630,000 Reebok International Ltd., 4.250% due 3/1/21+++.................     623,700
                                                                          -----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)



----------------------------------------------------------------------------------
   Face
  Amount                            Security                             Value
----------------------------------------------------------------------------------

Commercial Services -- 2.2%
$   620,000 Affiliated Computer Services, Inc., 3.500% due 2/15/06+++ $    623,100
    460,000 Quanta Services Inc., 4.000% due 7/1/07+.................      331,200
                                                                      ------------
                                                                           954,300
                                                                      ------------

Communication Equipment -- 2.2%
    600,000 Adelphia Communication Corp., 6.000% due 2/15/06+........      589,500
    430,000 American Tower Corp., 2.250% due 10/15/09+...............      345,613
                                                                      ------------
                                                                           935,113
                                                                      ------------

Computer Software -- 0.8%
    320,000 The BISYS Group, Inc., 4.000% due 3/15/06+...............      334,800
                                                                      ------------

Computer Software Services -- 0.6%
    300,000 Rational Software Corp., 5.000% due 2/1/07+..............      251,625
                                                                      ------------

Electrical & Electronics -- 1.0%
    200,000 ACT Manufacturing, Inc., 7.000% due 4/15/07+.............      100,000
    440,000 Benchmark Electronics, Inc., 6.000% due 8/15/06+.........      326,150
                                                                      ------------
                                                                           426,150
                                                                      ------------

Electronic Components -- 2.4%
  1,390,000 Arrow Electronic, Inc., 0.000% due 2/21/21+..............      573,375
    450,000 NVIDIA Corp., 4.750% due 10/15/07+.......................      434,813
                                                                      ------------
                                                                         1,008,188
                                                                      ------------

Finance - Corporate -- 3.7%
    635,000 First Data Corp., 2.000% due 3/1/08+.....................      642,937
    250,000 NCO Group, Inc., 4.750% due 4/15/06++....................      255,000
    680,000 Providian Financial Corp., 3.250% due 8/15/05+...........      654,500
                                                                      ------------
                                                                         1,552,437
                                                                      ------------

Foods -- 0.8%
    320,000 Fleming Co. Inc., 5.250% due 3/15/09+++..................      336,000
                                                                      ------------

Healthcare - Drugs -- 1.6%
    320,000 Alpharma Inc., 3.000% due 6/1/06+........................      375,600
    240,000 AmeriSource Health Corp., 5.000% due 12/1/07+++..........      286,500
                                                                      ------------
                                                                           662,100
                                                                      ------------

Industrials -- 2.1%
    360,000 EMCOR Group, Inc., 5.750% due 4/1/05+....................      420,300
    500,000 Loews Corp., 3.125% due 9/15/01+.........................      454,375
                                                                      ------------
                                                                           874,675
                                                                      ------------

Internet -- 0.8%
    520,000 Exodus Communications, Inc., 5.250% due 2/15/08+.........      346,450
                                                                      ------------

Miscellaneous -- 1.9%
    560,000 SPX Corp., 0.000% due 2/6/21#+++.........................      310,800
    600,000 Thermo Electron Corp., 3.250% due 11/1/07+...............      483,000
                                                                      ------------
                                                                           793,800
                                                                      ------------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


--------------------------------------------------------------------------------------------------------------------------------
   Face
  Amount                                                   Security                                                    Value
--------------------------------------------------------------------------------------------------------------------------------

Oil & Gas -- 1.7%
$   700,000 Hanover Compressor Co., 4.750% due 3/15/08+...........................................................  $   704,375
                                                                                                                   ------------

Pharmaceutical -- 2.4%
    280,000 Aviron, 5.250% due 2/1/08+............................................................................      248,500
    420,000 CV Therapeutics, Inc., 4.750% due 3/7/07+.............................................................      315,525
    450,000 Teva Pharmaceutical Finance LLC, 1.500% due 10/15/05+++...............................................      447,750
                                                                                                                   ------------
                                                                                                                      1,011,775
                                                                                                                   ------------

Retail -- 1.1%
    480,000 Barnes & Noble, Inc., 5.250% due 3/15/09+++...........................................................      480,600
                                                                                                                   ------------

Semiconductors -- 1.0%
    260,000 Chartered Semiconductor Manufacturing Ltd., 2.500% due 4/2/06#........................................      260,325
    210,000 General Semiconductor, Inc., 5.750% due 12/15/06+.....................................................      180,075
                                                                                                                   ------------
                                                                                                                        440,400
                                                                                                                   ------------

Telecommunications -- 0.6%
    300,000 Comverse Technology, Inc., 1.500% due 12/1/05+++......................................................      253,875
                                                                                                                   ------------
            TOTAL CORPORATE CONVERTIBLE BONDS
            (Cost -- $12,881,586).................................................................................   12,375,588
                                                                                                                   ------------
 Contracts
-----------
PURCHASED OPTIONS -- 0.3%

Oil & Gas -- 0.0%
      1,500 MCN Energy Group, Inc., Put @ 20, Expire 5/19/01......................................................          375
                                                                                                                   ------------
Semiconductors -- 0.2%
      3,200 Marvell Technology Group Ltd., Put @ 30, Expire 4/21/01...............................................       67,200
                                                                                                                   ------------
Software -- 0.1%
      9,600 Agile Software Corp., Put @ 12.5, Expire 10/20/01.....................................................       48,000
                                                                                                                   ------------
            TOTAL PURCHASED OPTIONS
            (Cost -- $65,756).....................................................................................      115,575
                                                                                                                   ------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 7.1%
  3,000,000 Goldman Sachs Securities Inc., 5.250% due 10/2/00; Proceeds at maturity -- $3,001,313; (Fully collateralized by U.S.
             Treasury Bills, Notes & Bonds, 0.000% to 12.000% due 4/30/01 to 2/15/26; Market value -- $3,138,565)
             (Cost  -- $3,000,000)................................................................................    3,000,000
                                                                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $43,651,216**)...............................................................................  $42,196,981
                                                                                                                   ============

--------
 *  Non-income producing security.
 + Securities with an aggregate market value of $29,370,348 are segregated as collateral for short sale transactions.
 # Securities with an aggregate market value of $1,293,230 are segregated as collateral for option contracts.
 ++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

          Schedule of Short Sales
          March 31, 2001



-----------------------------------------------------------------------
Shares                      Security                          Value
-----------------------------------------------------------------------
 4,800 3Com Corp.*........................................ $     27,450
 1,700 Abbott Laboratories................................       80,223
 3,800 Abercrombie & Fitch Co.*...........................      124,260
 4,200 ACT Manufacturing Inc.*............................       45,938
 1,800 Acxiom Corp.*......................................       37,575
 3,700 ADC Telecommunications Inc.*.......................       31,450
 6,607 Adelphia Communications Corp., Class A Shares......      267,584
 1,500 AES Corp.*.........................................       74,940
 3,725 Affiliated Computer Services, Inc., Class A Shares*      241,753
     1 Akamai Technologies, Inc.*.........................           10
   900 Alliance Capital Management Holding L.P............       37,080
 5,400 Alpharma Inc.......................................      176,796
 6,500 Amazon.com, Inc.*..................................       66,495
    38 Amdocs Ltd.*.......................................        1,820
 6,500 American Tower Corp., Class A Shares*..............      120,250
 1,800 American Water Works Inc...........................       58,050
 3,400 AmeriSource Health Corp.*..........................      166,770
 1,300 Amkor Technology, Inc.*............................       21,206
   800 Applera Corp.-Celera Genomics Group*...............       24,680
 5,950 Arrow Electronics Inc.*............................      134,470
35,927 ASM Lithography Holding N.V.*......................      779,167
 1,800 Atmel Corp.*.......................................       17,663
 2,500 Avanex Corp.*......................................       26,425
 2,700 Aviron*............................................      112,219
 1,100 Avnet Inc.*........................................       22,550
    11 Axa................................................          602
     1 Axcelis Technologies, Inc.*........................           10
 7,500 Barnes & Noble Inc.................................      179,250
11,213 BB&T Corp..........................................      394,361
 3,000 Becton, Dickinson & Co.............................      105,960
 5,800 Benchmark Electronics, Inc.*.......................      113,100
 1,900 The BISYS Group Inc.*..............................      101,531
   150 BP Amoco PLC ADR...................................        7,443
 2,100 Broadwing Inc.*....................................       40,215
 8,375 Calpine Corp.......................................      461,211
 2,000 Caterpillar Inc.*..................................       88,760
 2,500 The Charles Schwab Corp............................       38,550
 3,100 Charter Communications, Inc.*......................       70,138
 9,221 Chevron Corp.......................................      809,604
 1,650 ChoicePoint Inc.*..................................       55,770
 1,600 Chubb Corp.........................................      115,904
 2,200 Cisco Systems, Inc.*...............................       34,788
     2 Clear Channel Communicaton, Inc.*..................          109
 1,600 Coca-Cola Co.......................................       72,256
 3,000 Coca-Cola Enterprises Inc..........................       53,340
 1,300 Commerce Bancorp, Inc..............................       78,000
 5,000 Commerce One, Inc.*................................       46,650
 3,400 Compaq Computer Corp...............................       61,880
 2,600 Computer Sciences Corp.............................       84,110
 1,500 Comverse Technology Inc.*..........................       88,335
 1,800 Concord EFS Inc.*..................................       73,350
 4,900 Conexant Systems, Inc.*............................       43,794
 8,800 Consolidated Stores Corp.*.........................       88,440
     7 Corning Inc........................................          149
 1,400 Corvis Corp.*......................................        9,844
 2,400 Costco Wholesale Corp.*............................       94,200


                      See Notes to Financial Statements.

Schedule of Short Sales
(continued)



          ------------------------------------------------------------
          Shares                 Security                    Value
          ------------------------------------------------------------
           1,300 Cox Communications Inc., Class A Shares* $     57,837
               5 Crompton Corp...........................           56
           2,200 Cummins Engine Co., Inc.................       82,588
           3,800 CV Therapeutics, Inc.*..................      125,400
           2,400 Deere & Co..............................       87,216
              31 Delhaize America Inc....................          634
          36,978 Deutsche Telekom AG.....................      857,520
           2,500 Diamond Offshore Drilling, Inc..........       98,375
           2,500 Diebold Inc.............................       68,650
           5,900 Dollar General Corp.....................      120,596
           5,600 Dollar Tree Stores, Inc.*...............      107,888
           3,900 DoubleClick Inc.*.......................       45,094
           2,900 DPL Inc.*...............................       81,490
              12 DTE Energy Co...........................          478
           1,700 Eastman Kodak Co........................       67,813
          10,454 El Paso Energy Corp.....................      682,646
               9 Elan Corp., PLC ADR*....................          475
           1,200 Electronic Arts Inc.*...................       65,100
           9,900 EMCOR Group, Inc.*......................      303,237
           1,200 Emerson Electric Co.....................       74,352
           5,050 Emmis Communications Corp.*.............      127,828
             618 Energy East Corp........................       10,722
             700 Enron Corp..............................       40,670
           2,400 Equifax Inc.............................       75,000
           1,600 Estee Lauder Co., Inc...................       58,272
          19,450 Exodus Communications, Inc.*............      209,088
           3,200 Extreme Networks, Inc.*.................       48,672
           5,008 Fifth Third Bancorp.....................      267,615
           5,800 First Data Corp.........................      346,318
           3,290 FirstEnergy Corp........................       91,857
           6,400 Fleming Co., Inc........................      162,880
               2 Flextronics International Ltd.*.........           26
           2,600 Fluor Corp..............................      115,700
           4,000 Gap Inc.................................       94,880
          17,337 General Electric, Co....................      725,727
           7,350 General Semiconductor Inc.*.............       69,605
               1 Genzyme Corp.*..........................           90
              29 Georgia-Pacific Group...................          853
           3,000 Getty Images, Inc.*.....................       48,375
           1,600 Gilead Sciences, Inc.*..................       52,000
           2,700 Gillette Co.............................       84,159
           3,300 Global Crossing Ltd.*...................       44,517
             300 Goldman Sachs Group, Inc................       25,530
           3,800 Goodyear Tire & Rubber Co...............       90,630
           2,000 Guidant Corp.*..........................       89,980
           1,400 H.J. Heinz Co...........................       56,280
           8,300 Hanover Compressor Co.*.................      263,110
           6,100 Health Management Associates Inc.*......       94,855
           6,300 HEALTHSOUTH Corp.*......................       81,207
           3,000 Hewlett-Packard Co......................       93,810
           1,800 Home Depot Inc..........................       77,580
           1,200 Human Genome Sciences, Inc.*............       55,200
           5,400 Huntington Bancshares Inc...............       76,950
           1,200 ICOS Corp.*.............................       57,000
           1,200 IDACORP, Inc............................       45,852


                      See Notes to Financial Statements.

Schedule of Short Sales
(continued)



        ----------------------------------------------------------------
        Shares                   Security                      Value
        ----------------------------------------------------------------
         1,600 Illinois Tool Works Inc..................... $     90,944
         2,900 The Interpublic Group of Cos., Inc..........       99,615
         5,300 J.D. Edwards & Co.*.........................       51,675
         1,500 Jabil Circuit Inc.*.........................       32,430
             8 JDS Uniphase Corp.*.........................          148
         2,641 Johnson & Johnson...........................      231,008
         1,558 J.P. Morgan Chase & Co......................       69,954
         3,100 Kansas City Power & Light Co................       76,260
         2,500 Kellogg Co..................................       67,575
             8 King Pharmaceuticals, Inc.*.................          326
         5,420 Lamar Advertising Co.*......................      199,185
         1,300 Legg Mason, Inc.............................       54,730
         1,700 Level 3 Communications, Inc.*...............       29,538
         2,200 Lowe's Cos., Inc............................      128,590
        10,628 LSI Logic Corp.*............................      167,178
         5,200 Lucent Technologies, Inc....................       51,844
           600 Markel Corp.*...............................      112,200
           700 Marsh & McLennan Cos., Inc..................       66,521
         4,000 Masco Corp..................................       96,560
         6,000 Mattel, Inc.................................      106,440
        12,488 Maxim Integrated Products, Inc.*............      519,376
        20,026 Maxtor Corp.*...............................      140,182
         2,600 McDonald's Corp.............................       69,030
         2,800 McKesson HBOC, Inc..........................       74,900
         1,900 Medtronic Inc...............................       86,906
         2,100 Mellon Financial Corp.......................       85,092
         1,100 Microchip Technology Inc.*..................       27,844
         9,982 Microsoft Corp.*............................      545,891
         2,700 MiniMed Inc.*...............................       78,469
        12,600 Mirant Corp.*...............................      447,300
         3,000 The MONY Group Inc..........................       99,600
         3,100 Motorola Inc................................       44,206
         5,100 Mylan Laboratories Inc......................      131,835
         2,600 National Australia Bank Ltd. ADR............      182,286
         5,000 NCO Group, Inc.*............................      127,813
         2,100 NCR Corp.*..................................       81,963
         2,400 New Focus Inc.*.............................       30,024
         3,800 Nextel Communications, Inc., Class A Shares*       54,625
         5,300 Niagara Mohawk Holdings Inc.*...............       89,570
         5,500 Nordstrom, Inc..............................       89,540
         3,900 Northeast Utilities.........................       67,782
         1,100 Northern Trust Corp.........................       68,750
             2 Novellus Systems Inc.*......................           81
         2,925 Nvidia Corp.*...............................      189,896
         2,374 Openwave Systems Inc.*......................       47,100
         7,258 Patterson Energy Inc.*......................      229,534
         2,000 Pegasus Communications Corp.*...............       46,000
         1,900 PeopleSoft, Inc.*...........................       44,531
             2 Pfizer Inc..................................           82
         1,600 Pharmacia Corp..............................       80,592
        10,920 Phillips Petroleum Co.......................      601,146
        15,600 Pioneer Standard Electronics, Inc...........      191,100
           600 Plexus Corp.*...............................       15,375
         1,100 PNC Financial Services Group................       74,525
         3,987 PRIMEDIA Inc.*..............................       25,118


                      See Notes to Financial Statements.

Schedule of Short Sales
(continued)



            -------------------------------------------------------
            Shares                 Security                  Value
            -------------------------------------------------------
             1,200 The Procter & Gamble Co................. $75,120
             5,500 Providian Financial Corp................ 269,775
             2,600 Province Healthcare Co.*................  79,138
            33,099 Prudential PLC.......................... 354,159
             4,600 Quanta Services, Inc.*.................. 102,672
             5,100 Quintiles Transnational Corp.*..........  96,263
                 4 Qwest Communications International Inc.*     140
             4,500 Rational Software Corp.*................  79,875
             2,800 Raytheon Co., Class B Shares............  82,264
             6,950 Reebok International Ltd.*.............. 172,777
             1,500 Regeneron Pharmaceuticals, Inc.*........  33,281
             3,800 Renal Care Group, Inc.*................. 101,916
                46 Royal Bank of Canada....................   1,382
             3,900 Royal Caribbean Cruises Ltd.............  89,895
             3,800 Ryder Systems, Inc......................  68,362
             2,600 Sabre Holdings Corp..................... 120,042
             3,200 SAFECO Corp.............................  90,200
             6,500 Sapient Corp.*..........................  46,719
             1,900 SCANA Corp..............................  51,585
             2,500 The Charles Schwab Corp.................  38,550
             7,350 Sealed Air Corp.*....................... 244,976
             1,000 Sepracor Inc.*..........................  32,000
             2,500 Six Flags Inc.*.........................  48,375
             1,428 Solectron Corp.*........................  27,146
             2,500 The Southern Co.........................  87,725
             2,400 Sprint Corp. *..........................  45,600
             2,726 SPX Corp.*.............................. 247,412
             2,300 The St. Paul Cos., Inc.................. 101,315
             2,300 The Stanley Works.......................  75,785
             7,500 Staples, Inc.*.......................... 111,563
               255 Stone Energy Corp.*.....................  12,564
             8,025 Suiza Foods Corp.*...................... 385,922
               872 Sun Microsystems, Inc.*.................  13,403
             1,200 SunTrust Banks Inc......................  77,760
            16,843 Swift Transportation Co., Inc.*......... 311,596
             2,900 TeleCorp PCS, Inc.......................  43,681
             2,400 Teva Pharmaceutical Industries Ltd...... 131,100
             1,673 Texaco Inc.*............................ 111,087
             1,600 Textron Inc.............................  90,944
             1,850 Thermo Electron Corp.*..................  41,588
             2,800 Tiffany & Co............................  76,300
             2,500 Titan Corp.*............................  44,925
                 2 Transocean Sedco Forex Inc..............      87
             9,570 Tyco International Ltd.................. 413,711
             4,042 Tyson Foods Inc.........................  54,446
             4,543 United Parcel Service Inc............... 258,497
             2,500 Unitrin, Inc............................  90,938
                15 Veritas Software Corp.*.................     694
                 1 Verizon Communications Inc..............      49
             1,700 Vertex Pharmaceuticals Inc.*............  62,263
               190 Viacom Inc., Class B Shares*............   8,354
                 6 Viatel, Inc.*...........................       3
             1,000 Vulcan Materials Co.....................  46,830
             1,900 Waddell & Reed Financial Inc............  53,865
             2,000 Wal-Mart Stores, Inc.................... 101,000


                      See Notes to Financial Statements.

Schedule of Short Sales
(continued)


           ----------------------------------------------------------
           Shares                Security                    Value
           ----------------------------------------------------------
            2,000 Watson Pharmaceutical Inc.*............ $   105,200
            1,410 Wells Fargo Co.........................      69,773
            3,300 Wind River Systems, Inc.*..............      76,725
           34,966 WorldCom, Inc.*........................     653,511
                0 WPP Group PLC..........................           7
            2,300 XO Communications Inc., Class A Shares*      16,100
            3,100 Yahoo! Inc.*...........................      48,825
              200 Zions Bancorp..........................      10,418
                                                          -----------
                  TOTAL OPEN SHORT SALES
                  (Proceeds -- $27,477,860).............. $25,589,174
                                                          ===========

--------
*  Non-income producing security.


Schedule of Options Written
March 31, 2001



--------------------------------------------------------------------------------
                                                                 Strike
Contracts                                             Expiration  Price   Value
--------------------------------------------------------------------------------
       26 The BISYS Group, Inc.......................  9/24/01   $ 60.00 $11,375
       39 Chartered Semiconductors Manufacturing Ltd.  6/18/01     22.50  15,600
       60 Intermedia Communication Inc...............  6/18/01     10.00  53,295
        3 SPX Corp...................................  9/24/01    120.00   1,320
                                                                         -------
          TOTAL OPTIONS WRITTEN
          (Premiums received -- $87,489).............                    $81,590
                                                                         =======

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          March 31, 2001


ASSETS:
  Investments, at value (Cost -- $43,651,216)....................................... $42,196,981
  Cash..............................................................................   1,935,771
  Receivable for open short sales (Note 7)..........................................  27,477,860
  Receivable for securities sold....................................................   1,031,646
  Receivable for Fund shares sold...................................................     336,470
  Dividends and interest receivable.................................................     138,965
  Receivable for short sales sold...................................................       6,483
                                                                                     -----------
  Total Assets......................................................................  73,124,176
                                                                                     -----------
LIABILITIES:
  Payable for open short sales (Note 7).............................................  25,589,174
  Payable for Fund shares purchased.................................................   1,206,816
  Payable for securities purchased..................................................     963,541
  Written options, at value (Premiums received -- $87,489) (Note 5).................      81,590
  Management fee payable............................................................      49,334
  Dividends payable.................................................................      20,748
  Administration fee payable........................................................       7,725
  Accrued expenses..................................................................      83,577
                                                                                     -----------
  Total Liabilities.................................................................  28,002,505
                                                                                     -----------
Total Net Assets.................................................................... $45,121,671
                                                                                     ===========
NET ASSETS:
  Par value of shares of beneficial interest........................................ $     5,543
  Capital paid in excess of par value...............................................  45,481,606
  Undistributed net investment income...............................................     372,077
  Accumulated net realized loss from security transactions, options and short sales.  (1,177,905)
  Net unrealized appreciation of investments, options and short sales...............     440,350
                                                                                     -----------
Total Net Assets.................................................................... $45,121,671
                                                                                     ===========
Shares Outstanding..................................................................   5,543,443
                                                                                     ===========
Net Asset Value, per share (and redemption price)...................................       $8.14
                                                                                     ===========



                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended March 31, 2001



INVESTMENT INCOME:
  Interest........................................................................ $1,909,708
  Dividends.......................................................................    458,925
                                                                                   ----------
  Total Investment Income.........................................................  2,368,633
                                                                                   ----------
EXPENSES:
  Management fee (Note 2).........................................................    518,069
  Administration fee (Note 2).....................................................     75,879
  Registration fees...............................................................     60,000
  Custody.........................................................................     37,000
  Shareholder communications......................................................     30,000
  Shareholder and systems servicing fees..........................................     24,100
  Audit and legal.................................................................     18,500
  Pricing fees....................................................................     10,000
  Trustees' fees..................................................................      3,300
  Other...........................................................................      3,900
                                                                                   ----------
  Total Expenses Before Dividend Expense on Short Sales and Management Fee Waiver.    780,748
  Less: Management fee waiver (Note 2)............................................    (57,630)
                                                                                   ----------
  Net Expenses Before Dividend Expense on Short Sales.............................    723,118
  Plus: Dividend expense on short sales...........................................    232,394
                                                                                   ----------
  Net Expenses....................................................................    955,512
                                                                                   ----------
Net Investment Income.............................................................  1,413,121
                                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
AND SHORT SALES (NOTES 3, 5 AND 7)
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)........................   (860,858)
   Options written................................................................    187,456
   Options purchased..............................................................    (79,365)
   Short sales....................................................................  1,236,570
                                                                                   ----------
  Net Realized Gain...............................................................    483,803
                                                                                   ----------
  Change in Net Unrealized Appreciation of Investments, Options and Short Sales:
   Begining of year...............................................................     22,127
   End of year....................................................................    440,350
                                                                                   ----------
  Increase in Net Unrealized Appreciation.........................................    418,223
                                                                                   ----------
Net Gain on Investments, Options and Short Sales..................................    902,026
                                                                                   ----------
Increase in Net Assets From Operations............................................ $2,315,147
                                                                                   ==========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended March 31,


                                                                      2001         2000(a)

---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $  1,413,121  $    591,460
  Net realized gain..............................................      483,803     1,011,883
  Increase in net unrealized appreciation........................      418,223        22,127
                                                                  ------------  ------------
  Increase in Net Assets From Operations.........................    2,315,147     1,625,470
                                                                  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................   (1,575,747)      (64,760)
  Net realized gains.............................................   (1,844,387)     (821,201)
                                                                  ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders......   (3,420,134)     (885,961)
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...............................   70,354,727    47,187,936
  Net asset value of shares issued for reinvestment of dividends.    3,389,005       875,721
  Cost of shares reacquired......................................  (60,099,957)  (16,220,283)
                                                                  ------------  ------------
Increase in Net Assets From Fund Share Transactions..............   13,643,775    31,843,374
                                                                  ------------  ------------
Increase in Net Assets...........................................   12,538,788    32,582,883
NET ASSETS:
  Beginning of year..............................................   32,582,883            --
                                                                  ------------  ------------
  End of year*................................................... $ 45,121,671  $ 32,582,883
                                                                  ============  ============
* Includes undistributed net investment income of:...............     $372,077      $526,607
                                                                  ============  ============

--------
(a) For the period from May 10, 1999 (commencement of operations) to March 31, 2000.



                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Significant Accounting Policies

Multi-Strategy Market Neutral Investments ("Portfolio"), a separate investment portfolio of Consulting Group Capital Markets Funds ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and seventeen separate investment portfolios:
Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments, S&P 500 Index Investments, Multi-Sector Fixed Income Investments and Global Sciences and Technology Investments. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; -securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income earned on investments and dividend expense incurred on short sales is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 2001, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may from time to time enter into futures contracts in order to hedge market risk. Also, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

Notes to Financial Statements
(continued)



2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group, a division of SBFM provides investment evaluation services with respect to the investment advisors of the Fund. SBFM has entered into an investment advisory agreement with each advisor selected for the Portfolio (collectively, "Advisors").

Under the Management Agreement, the Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of the Portfolio's average daily net assets. In addition, SBFM pays each Advisor, based on the rates applied to the Portfolio's average daily net assets on a monthly basis. The applicable management fee and advisory fee paid by SBFM to each Advisor are indicated below:

                                                                         Maximum
                                                           Actual       Allowable
                                                       Management Fee     Annual
Advisors                                  Advisory Fee    Incurred    Management Fee
------------------------------------------------------------------------------------
Multi-Strategy Market Neutral Investments                       1.36%          1.80%
   Calamos Asset Management..............        1.00%
   Pegasus Investments, Inc..............        1.20
   State Street Global Advisors..........        1.00

For the year ended March 31, 2001, SBFM waived $57,630 of its management fee.

SBFM also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolio paid transfer agent fees of $13,085 to CFTC.

For the year ended March 31, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, did not receive any brokerage commissions.

All officers and one Trustee of the Fund are employees of SSB.

3. Investments

During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases......................................... $124,026,652
                                                   ============
Sales............................................. $112,166,781
                                                   ============

Notes to Financial Statements
(continued)



At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation............... $ 1,546,837
Gross unrealized depreciation...............  (3,001,072)
                                             -----------
Net unrealized depreciation................. $(1,454,235)
                                             ===========


4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2001, the Portfolio did not hold any futures contracts.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2001, the Portfolio held purchased put options with a total cost of $65,756.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

Notes to Financial Statements
(continued)



The following covered call option transactions occurred during the year ended March 31, 2001:

                                                   Number of
                                                   Contracts  Premiums
-----------------------------------------------------------------------
Options written, outstanding at March 31, 2000....       45  $  19,527
Options written...................................      393    301,845
Options cancelled in closing purchase transactions     (108)   (75,267)
Options exercised.................................     (157)  (139,090)
Options expired...................................      (45)   (19,526)
                                                   --------  ---------
Options written, outstanding at March 31, 2001....      128  $  87,489
                                                   ========  =========

6. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. Short Sales of Securities

A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

8. Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                        Year Ended    Period Ended
                                      March 31, 2001 March 31, 2000+
                                      -------------   -------------
Shares sold..........................     8,280,410      5,740,012
Shares issued on reinvestment........       421,517        107,056
Shares reacquired....................    (7,058,252)    (1,947,300)
                                      -------------  -------------
Net Increase.........................     1,643,675      3,899,768
                                      =============  =============

--------
+ For the period from May 10, 1999 (commencement of operations) to March 31,
  2000.

          Financial Highlights



For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                               2001(1)  2000(1)(2)
                                                               -------  ---------
Net Asset Value, Beginning of Year............................   $8.36     $8.00
                                                               -------  ---------
Income From Operations:
  Net investment income(3)....................................    0.32      0.19
  Net realized and unrealized gain............................    0.23      0.44
                                                               -------  ---------
Total Income From Operations..................................    0.55      0.63
                                                               -------  ---------
Less Distributions From:
  Net investment income.......................................   (0.35)    (0.02)
  Net realized gains..........................................   (0.42)    (0.25)
                                                               -------  ---------
Total Distributions...........................................   (0.77)    (0.27)
                                                               -------  ---------
Net Asset Value, End of Year..................................   $8.14     $8.36
                                                               =======  =========
Total Return..................................................    6.68%    7.98%++
Net Assets, End of Year (000s)................................ $45,122   $32,583
Ratios to Average Net Assets:
  Total expenses before dividend expense on short sales(3)(4).    1.90%     1.90%+
  Dividend expense from short sales...........................    0.61      0.80+
  Total expenses..............................................    2.51      2.70+
  Net investment income.......................................    3.71      2.65+
Portfolio Turnover Rate.......................................     317%      249%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from May 10, 1999 (commencement of operations) to March 31, 2000.
(3) The manager has agreed to waive a portion of its management fee for the year ended March 31, 2001 and the period ended March 31, 2000. If such fees were not waived or dividend expense not included, the per share decrease to net investment income and the actual expense ratios would have been as follows:

                                                           Expense Ratio Without
                                    Per Share Decrease to Fee Waiver and Dividend
                                    Net Investment Income Expense from Short Sales
                                    --------------------- -----------------------
2001...............................          $0.01                     2.05%
2000...............................           0.05                     2.64+

(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.90%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2001:

 .   Corporate dividends received deduction of 13.91%.
 .   Total long-term capital gain distributions paid of $93.

          Independent Auditors' Report

The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, short sale transactions and options written, of Multi-Strategy Market Neutral Investments ("Portfolio") of Consulting Group Capital Markets Funds ("Fund") as of March 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period May 10, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and sold short as of March 31, 2001, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2001, and the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period May 10, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
May 8, 2001

          Portfolio Highlights
          (unaudited)


The following graph depicts the performance of the Multi-Strategy Market Neutral Investments vs. the Standard & Poor's 500 Index and 3-Month T-Bill Index.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH MARCH 31, 2001 MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS
 Comparison of $10,000 investment in the Portfolio with the Standard & Poor's 500 Index and 3-Month T-Bill Index

                                     [CHART]

        Multi-Strategy   Multi-Strategy
        Market Neutral   Market Neutral
         Investments      Investments       Standard & Poor's        3 Month
       (with Trak Fee)   (without Trak Fee)    500 Index           T-Bill Index

5/10/99    10,000           10,000               10,000               10,000

   9/99    10,488           10,550                9,620               10,192

   3/00    10,655           10,798               11,304               10,462

   9/00    11,455           11,483               10,897               10,774

3/31/01    11,480           11,519                9,186               10,749




The Standard & Poor's 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. The 3 Month T-Bill Index is composed of one 3-Month U.S. T-Bill whose return is tracked until its maturity. An investor cannot invest directly in an index.


 Average Annual Total Returns For Period Through March 31, 2001

   Multi-Strategy Market Neutral Investments Without TRAK Fee With TRAK Fee+
   -------------------------------------------------------------------------
   Inception (5/10/99) through 3/31/01             7.76%         7.57%
   1 Year                                          6.68          6.49

   -------------------------------------------------------------------------

*     Assumes the reinvestment of all distributions.

+     The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

                            SALOMONSMITHBARNEY.COM





                                  SalomonSmithBarney
                          ---------------------------
                          A member of citigroup[LOGO]

  This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's Investment policies, charges and expenses as well as other pertinent information.

 TK 2122, 3/01  Consulting Group Capital Markets Funds . 222 Delaware Avenue .
                        Wilmington, Delaware  .  19801

                            [LOGO] Consulting Group

                                   Since 1973

                               Consulting Group
                             Capital Markets Funds

                  Global Sciences and Technology Investments

         Annual Report
         March 31, 2001


                                                       [LOGO] TRAK/(R)/

                               ----------------------------------------

                               Personalized Investment Advisory Service

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

Table of Contents


SHAREHOLDER LETTER.................  1

SCHEDULE OF INVESTMENTS............  3

STATEMENT OF ASSETS AND LIABILITIES  6

STATEMENT OF OPERATIONS............  7

STATEMENT OF CHANGES IN NET ASSETS.  8

NOTES TO FINANCIAL STATEMENTS......  9

FINANCIAL HIGHLIGHTS............... 13

INDEPENDENT AUDITORS' REPORT....... 14

Consulting Group Capital Markets Funds


Dear Shareholders:

The U.S. stock market struggled through a difficult first quarter, following a dismal performance in 2000. Continued concern about the economy and disappointing news about corporate earnings outweighed a series of interest rate cuts by the Federal Reserve Board ("Fed"). The market's performance so far in 2001 can be viewed as a tug-of-war between declining interest rates on one side and declining earnings expectations on the other. During the first quarter, the negative pull from the earnings side was stronger, resulting in declines for all major U.S. equity benchmarks.

From a fundamental perspective, the Fed's new monetary direction could reasonably have been expected to improve the investment climate, especially for growth stocks, including technology. Over the course of the first quarter, the Fed slashed its key federal funds rate from 6.5% to 5.0% - the lowest level since August 1999. In other words, in the span of three months, the Fed nearly reversed the entire 11-month series of rate hikes that began in mid-1999.

U.S. Market Overview

The market's response can only be described as disappointing. As was the case last year, technology stocks suffered the deepest losses. The tech-heavy Nasdaq Composite Index posted a 25.5% decline in the first quarter, bringing its 12-month decline to just under 60%. But the downturn also spread to the broader market. After barely avoiding bear market territory in March, the Dow Jones Industrial Average ("DJIA") rebounded and finished the quarter with a decline of 8.4%. The Standard & Poor's 500 Index ("S&P 500"), a common benchmark for large U.S. stocks, posted a somewhat larger decline than the DJIA - not surprising, considering the technology sector accounted for more than a fifth of the S&P 500's total value at the beginning of the year. For the quarter, the S&P 500 returned negative 11.9%, bringing its 12-month loss to 21.7%. By the end of March, the S&P 500 was down more than 24% from the all-time high it reached last year. This put the S&P 500 well inside the common definition of a bear market - a decline of 20% or more from a previous peak.

With regard to the U.S. economy, the sharp slowdown in the first quarter appeared to primarily reflect widespread efforts within the manufacturing sector to keep inventories from piling up in the face of a moderation in underlying demand. So far, consumer confidence has declined sharply, but to date there is little evidence of a negative cascade. Consumer spending, even on big-ticket items such as housing and autos, held up reasonably well. Recently there has been some tentative evidence that consumer sentiment is stabilizing. Accompanied by the abrupt change in economic conditions, analysts have continued to mark down their earnings estimates, and company guidance has not improved the visibility for earnings in the months ahead.

Amid the turmoil in stocks, the U.S. bond market was an oasis of sorts for investors during the first quarter, following stellar performance in 2000. Bond prices in 2001 were boosted by slowing economic growth, easing inflationary pressures and the Fed's rate cuts. Adding to the good news: oil and natural gas prices are well down from their recent highs, which should provide some relief on the consumer spending and business cost fronts this year. The Lehman Brothers Intermediate Aggregate Bond Index returned 3.1% for the quarter and 12.42% for the 12 months ending March 31, 2001. The Lehman Brothers Government Credit Long Bond Index returned just 2.7% in the first quarter and 12.99% over the past 12 months. High-yield bonds - hard hit by rising default rates last year - seemed to respond particularly well to the Fed's rate cuts. As a result, high-yield bond returns in the first quarter handily beat all other sectors of the bond market - and many sectors of the stock market, as well. The Lehman Brothers High Yield Bond Index returned 6.35% for the quarter, but has only gained 2.51% over the past 12 months.

International Markets Overview

One of the more troubling aspects of the current economic situation is that the slowdown has not been confined to the U.S. But the Fed also is not the only one cutting short-term interest rates. Since the start of the year, the central banks of Japan, Canada and the U.K. have also lowered rates in an effort to stimulate growth.

Despite these moves, however, most foreign markets fell in the first quarter, following dismal performance in the previous year. Morgan Stanley Capital International's ("MSCI") Europe, Australia and the Far East Index, a popular benchmark for the developed world, dropped 13.8% during the first quarter and more than 25% over the preceding 12 months. In the Euro area, a moderation in growth that has been underway since the middle of last year continued in the first quarter. This appeared to create the conditions for the European Central Bank to join the rate-cutting parade. Nevertheless, the MSCI Europe Index lost

15.46% over the quarter and 22.46% over the preceding 12 months. The emerging equity markets, which were hit hard in 2000 by the global technology sell off, fared better in the first quarter - at least on a relative basis. The MSCI Emerging Markets Free Index returned negative 5.44%, bringing its year-over-year loss to 35.9%.

Consulting Group Asset Allocation

Continued volatility in financial markets heightens the need for diversification. At its meeting in late January, the Consulting Group Asset Allocation Committee ("Committee") recommended changes that included a tilt toward equities and away from bonds, an increased exposure to large-cap U.S. stocks and high-yield bonds, and a smaller allocation to intermediate-term bonds, small-cap U.S. stocks and developed-market international stocks. The consensus view within the Committee is that, despite significant turbulence in the markets, conditions appear to be falling into place for its recommendations to benefit investors. It is important to note that the Committee's recommendations are targeted for a six-to-twelve month time horizon.

Looking forward, the consensus of the Committee is that improved monetary conditions in the U.S., resulting from the Fed's shift to a more accommodative policy stance, will prevail over the negative impact of near-term earnings disappointments and lay the foundation for an acceleration in economic activity.

Global Sciences and Technology Investments ("Portfolio")

Continued selling pressure forced stocks to low levels that had not been seen in years. The largest sellers were thought to be the individuals who were forced to liquidate holdings in order to pay their tax bills, which were due on April 15/th/. This effect was significantly greater than in previous years due to the taxable distributions that investors received from their mutual fund investments in 2000.

At the company level, restructurings, layoffs and charges are unquestionably setting the stage for a recovery of profits and profit margins. The Advisors, INVESCO Funds Group and Elijah Asset Management, are identifying stocks that they believe possess excellent long-term risk/reward characteristics. Although there is still great uncertainty in the market that requires caution, it is very clear that the Fed has embarked upon a policy that is, in part, designed to instill investor confidence in the equity markets and setting the necessary elements for a recovery in the second half of 2001.

For the period from November 28, 2000 to March 31, 2001, the Portfolio returned negative 35.00%. In comparison, the S&P 500 returned negative 12.80% while the Lipper Science and Technology Fund Index returned negative 31.22% for the same period. The Portfolio was launched on November 28, 2000 and, through the end of March of 2001, experienced losses on an absolute basis, but provided downside protection relative to a holding of individual technology stocks. In retrospect, the environment for growth stocks, especially technology stocks, was extremely volatile during the period since the Portfolio's inception through the end of the first quarter of 2001.

The Committee is optimistic about opportunities in a variety of sectors in the financial markets. Ongoing volatility heightens the need to adhere to a long-term investment strategy and integrate a diversified approach in addressing your investment goals. In the meantime, we would like to thank you for your continued support and encourage you to contact your Financial Consultant, who can assist you with any questions or concerns.

Sincerely,

/s/ Heath B. McLendon /s/ Frank L. Campanale
Heath B. McLendon     Frank L. Campanale
Chairman              Investment Officer of the
                      Consulting Group Capital Markets Funds

March 31, 2001

          Schedule of Investments
          March 31, 2001



         Shares                   Security                     Value

         --------------------------------------------------------------
         COMMON STOCK -- 93.2%
         Commercial Services -- 1.1%
          1,700 KPMG Consulting Inc......................... $   22,100
          2,500 Paychex, Inc.*..............................     92,656
                                                             ----------
                                                                114,756
                                                             ----------

         Computers -- 14.1%
          1,100 Affiliated Computer Services, Inc...........     71,390
            800 The BISYS Group, Inc........................     42,750
          1,300 Brocade Communications Systems, Inc.........     27,157
         28,600 Compaq Computer Corp.*......................    520,520
         19,350 Dell Computer Corp..........................    497,053
            400 Electronic Data Systems Corp.*..............     22,344
          4,500 EMC Corp....................................    132,300
            300 International Business Machines Corp.*......     28,854
          1,300 Research In Motion Ltd......................     28,561
          1,500 Sun Microsystems, Inc.......................     23,055
          1,100 Synopsys, Inc...............................     51,631
                                                             ----------
                                                              1,445,615
                                                             ----------

         Distribution/Wholesale -- 0.2%
            600 Tech Data Corp..............................     17,700
                                                             ----------

         Electronics -- 9.1%
          2,400 Celestica Inc...............................     66,192
         12,500 Flextronics International Ltd...............    187,500
          3,200 Jabil Circuit, Inc..........................     69,184
         12,800 Sanmina Corp................................    250,400
         19,100 Solectron Corp..............................    363,091
                                                             ----------
                                                                936,367
                                                             ----------

         Health Care - Products -- 0.2%
            800 Boston Scientific Corp......................     16,144
                                                             ----------

         Home Furnishings -- 0.3%
          2,800 Polycom, Inc................................     34,650
                                                             ----------

         Internet -- 2.2%
          1,700 Art Technology Group, Inc...................     20,400
          1,150 Check Point Software Technologies Ltd.......     54,625
          1,000 EarthLink, Inc..............................     12,125
          2,100 i2 Technologies, Inc........................     30,450
          2,800 Liberate Technologies, Inc..................     23,275
          1,200 Openwave Systems Inc........................     23,808
            900 Sapient Corp................................      6,469
          1,900 TIBCO Software Inc..........................     16,150
          1,100 VeriSign, Inc...............................     38,981
                                                             ----------
                                                                226,283
                                                             ----------

         Media -- 3.9%
          2,600 AOL Time Warner Inc.........................    104,390
            600 Charter Communications, Inc., Class A Shares     13,575
          6,050 Comcast Corp., Class A Shares...............    253,722
          1,200 Gemstar-TV Guide International, Inc.........     34,500
                                                             ----------
                                                                406,187
                                                             ----------


                      See Notes to Financial Statements.

Schedule of Investments
(continued)



         Shares                   Security                     Value

        ---------------------------------------------------------------

        Semiconductors -- 30.3%
           1,100 Advanced Micro Devices, Inc................ $   29,194
           1,900 Analog Devices, Inc........................     68,856
           7,650 Applied Materials, Inc.....................    332,775
           1,800 Applied Micro Circuits Corp................     29,700
           1,300 ASM Lithography Holding N.V................     28,194
           1,300 Integrated Device Technology, Inc..........     38,493
          11,800 Intel Corp.*...............................    310,487
          11,450 KLA-Tencor Corp............................    450,844
          12,800 Lam Research Corp..........................    304,000
           2,300 Linear Technology Corp.*...................     94,444
          10,900 LSI Logic Corp.............................    171,457
           2,500 Maxim Integrated Products, Inc.............    103,975
           3,100 Microchip Technology Inc...................     78,469
           2,700 Micron Technology, Inc.....................    112,131
           4,400 Novellus Systems, Inc......................    178,475
           4,500 STMicroelectronics N.V.....................    153,765
          12,000 Taiwan Semiconductor Manufacturing Co. Ltd.    234,000
           6,100 Texas Instruments Inc.*....................    188,978
           1,300 TranSwitch Corp............................     17,063
           2,600 United Microelectronics Corp...............     24,336
           3,450 Vishay Intertechnology, Inc................     68,655
           2,400 Vitesse Semiconductor Corp.................     57,150
           1,400 Xilinx, Inc................................     49,175
                                                             ----------
                                                              3,124,616
                                                             ----------

        Software -- 13.9%
           1,900 Automatic Data Processing, Inc.*...........    103,322
           1,800 BEA Systems, Inc...........................     52,875
           1,600 BMC Software, Inc..........................     34,400
           1,100 Cadence Design Systems, Inc................     20,339
           1,900 Citrix Systems, Inc........................     40,137
           2,200 Computer Associates International, Inc.*...     59,840
           1,300 First Data Corp.*..........................     77,623
           3,100 Fiserv, Inc................................    139,306
           1,600 Intuit Inc.................................     44,400
             800 Manugistics Group, Inc.....................     14,650
           1,000 Mercury Interactive Corp...................     41,875
           1,400 Micromuse Inc..............................     52,906
           6,650 Microsoft Corp.............................    363,672
           3,500 Oracle Corp................................     52,430
             900 Quest Software, Inc........................     15,975
           1,000 Rational Software Corp.....................     17,750
           1,500 Siebel Systems, Inc........................     40,800
           3,700 SmartForce PLC.............................     82,094
           3,750 VERITAS Software Corp......................    173,400
                                                             ----------
                                                              1,427,794
                                                             ----------

        Telecommunications -- 17.9%
           1,000 Amdocs Ltd.................................     47,900
             800 AT&T Corp.*................................     17,040
             800 Avanex Corp................................      8,456
           1,900 CIENA Corp.................................     79,088
           2,700 Cisco Systems, Inc.........................     42,694
             800 Comverse Technology, Inc...................     47,112


                      See Notes to Financial Statements.

Schedule of Investments
(continued)



 Shares                                                   Security                                                    Value

------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 17.9% (continued)
    1,100 Corning Inc.*........................................................................................... $    22,759
    1,500 Corvis Corp.............................................................................................      10,547
    1,400 Emulex Corp.............................................................................................      26,337
    1,500 Extreme Networks, Inc...................................................................................      22,815
    1,560 JDS Uniphase Corp.......................................................................................      28,762
      900 Juniper Networks, Inc...................................................................................      34,164
    2,000 McLeodUSA Inc...........................................................................................      17,313
   11,800 Motorola, Inc.*.........................................................................................     168,268
    1,100 New Focus, Inc..........................................................................................      13,761
    2,500 Nextel Communications, Inc., Class A Shares.............................................................      35,938
    6,150 Nokia Oyj*..............................................................................................     147,600
    6,600 Nortel Networks Corp.*..................................................................................      92,730
    2,000 Powerwave Technologies, Inc.............................................................................      27,250
      800 QUALCOMM Inc............................................................................................      45,300
    2,700 Qwest Communications International Inc..................................................................      94,635
    2,100 RF Micro Devices, Inc...................................................................................      24,544
    1,000 Scientific-Atlanta, Inc.*...............................................................................      41,590
      500 Sonus Networks, Inc.....................................................................................       9,977
    2,150 Tellabs, Inc............................................................................................      87,478
    3,900 Verizon Communications Inc.*............................................................................     192,270
      705 VoiceStream Wireless Corp...............................................................................      65,146
   20,400 WorldCom, Inc...........................................................................................     381,225
    2,000 XO Communications, Inc..................................................................................      14,000
                                                                                                                   -----------
                                                                                                                     1,846,699
                                                                                                                   -----------

          TOTAL COMMON STOCK
          (Cost -- $13,537,162)...................................................................................   9,596,811
                                                                                                                   -----------



  Face
 Amount                                                   Security                                                    Value

------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
 $701,000 Goldman, Sachs & Co., 5.250% due 4/2/01; Proceeds at maturity -- $701,307; (Fully collateralized by
           U.S. Treasury Bills, Notes & Bonds, 0.000% to 12.000% due 4/30/01 to 2/15/26; Market value -- $715,020)
           (Cost -- $701,000).....................................................................................     701,000
                                                                                                                   -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $14,238,162**)................................................................................. $10,297,811
                                                                                                                   ===========

--------
* Income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          March 31, 2001


    ASSETS:
      Investments, at value (Cost -- $14,238,162).............. $10,297,811
      Cash.....................................................      11,169
      Receivable for securities sold...........................     180,043
      Receivable from manager..................................       4,616
      Receivable for Fund shares sold..........................       2,833
      Dividends and interest receivable........................       3,106
                                                                -----------
      Total Assets.............................................  10,499,578
                                                                -----------
    LIABILITIES:
      Payable for Fund shares purchased........................       1,482
      Accrued expenses.........................................      79,269
                                                                -----------
      Total Liabilities........................................      80,751
                                                                -----------
    Total Net Assets........................................... $10,418,827
                                                                ===========
    NET ASSETS:
      Par value of shares of beneficial interest............... $     2,004
      Capital paid in excess of par value......................  16,618,084
      Accumulated net realized loss from security transactions.  (2,260,910)
      Net unrealized depreciation of investments...............  (3,940,351)
                                                                -----------
    Total Net Assets........................................... $10,418,827
                                                                ===========
    Shares Outstanding.........................................   2,004,361
                                                                ===========
    Net Asset Value, per share (and redemption price)..........       $5.20
                                                                ===========

                      See Notes to Financial Statements.

          Statement of Operations
          For the Period Ended March 31, 2001(a)


 INVESTMENT INCOME:
   Interest....................................................... $    27,658
   Dividends......................................................       7,186
   Less: Foreign withholding tax..................................         (14)
                                                                   -----------
   Total Investment Income........................................      34,830
                                                                   -----------
 EXPENSES:
   Management fee (Note 2)........................................      41,515
   Shareholder communications.....................................      35,500
   Audit and legal................................................      25,000
   Registration fees..............................................      25,000
   Administration fee (Note 2)....................................       9,795
   Shareholder and system servicing fees..........................       5,650
   Custody........................................................       2,200
   Trustees' fees.................................................         700
   Other..........................................................         489
                                                                   -----------
   Total Expenses.................................................     145,849
   Less: Management fee waiver and expense reimbursement (Note 2).     (81,659)
                                                                   -----------
   Net Expenses...................................................      64,190
                                                                   -----------
 Net Investment Loss..............................................     (29,360)
                                                                   -----------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
    Proceeds from sales...........................................   6,794,614
    Cost of securities sold.......................................   9,055,524
                                                                   -----------
   Net Realized Loss..............................................  (2,260,910)
                                                                   -----------
   Change in Net Unrealized Depreciation of Investments:
    Beginning of period...........................................          --
    End of period.................................................  (3,940,351)
                                                                   -----------
   Increase in Net Unrealized Depreciation........................  (3,940,351)
                                                                   -----------
 Net Loss on Investments..........................................  (6,201,261)
                                                                   -----------
 Decrease in Net Assets From Operations........................... $(6,230,621)
                                                                   ===========

--------
(a) For the period from November 28, 2000 (commencement of operations) to March 31, 2001.

                      See Notes to Financial Statements.

          Statement of Changes in Net Assets
          For the Period Ended March 31, 2001(a)


OPERATIONS:
 Net investment loss............................................ $   (29,360)
 Net realized loss..............................................  (2,260,910)
 Increase in net unrealized depreciation........................  (3,940,351)
                                                                 -----------
 Decrease in Net Assets From Operations.........................  (6,230,621)
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................................          --
                                                                 -----------
 Decrease in Net Assets From Distributions to Shareholders......          --
                                                                 -----------
FUND SHARE TRANSACTIONS (NOTE 8):
 Net proceeds from sale of shares...............................  22,881,339
 Net asset value of shares issued for reinvestment of dividends.          --
 Cost of shares reacquired......................................  (6,231,891)
                                                                 -----------
 Increase in Net Assets From Fund Share Transactions............  16,649,448
                                                                 -----------
Increase in Net Assets..........................................  10,418,827
NET ASSETS:
 Beginning of period............................................          --
                                                                 -----------
 End of period.................................................. $10,418,827
                                                                 ===========

--------
(a) For the period from November 28, 2000 (commencement of operations) to March 31, 2001.



                      See Notes to Financial Statements.

          Notes to Financial Statements



1. Significant Accounting Policies

Global Sciences and Technology Investments ("Portfolio"), a separate investment portfolio of Consulting Group Capital Markets Funds ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and seventeen separate investment portfolios:
Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments, S&P 500 Index Investments, Multi-Strategy Market Neutral Investments and Multi-Sector Fixed Income Investments. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; -securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income earned on investments and dividend expense incurred on short sales is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2001, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $29,360 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may from time to time enter into futures contracts in order to hedge market risk. Also, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

Notes to Financial Statements
(continued)



2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citi-group Inc. ("Citigroup")-. The Consulting Group, a division of SBFM, provides investment evaluation services with respect to the investment advisors of the Fund. SBFM has entered into an investment advisory agreement with each advisor selected for the Portfolio (collectively, "Advisors").

Under the Management Agreement, the Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of the Portfolio's average daily net assets. In addition, SBFM pays each Advisor, based on the rates applied to the Portfolio's average daily net assets on a monthly basis. The applicable management fee and advisory fee paid by SBFM to each Advisor are indicated below:

                                                                      Maximum
                                                        Actual       Allowable
                                           Advisory Management Fee     Annual
Advisors                                     Fee       Incurred    Management Fee
---------------------------------------------------------------------------------
Global Sciences and Technology Investments                   0.84%          0.90%
 INVESCO Funds Group, Inc.................    0.65%
 Elijah Asset Management, LLC.............    0.55

For the period ended March 31, 2001, SBFM waived a portion of its management fee amounting to $12,244.

SBFM also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended March 31, 2001, the Portfolio paid transfer agent fees of $1,415 to CFTC.

For the period ended March 31, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates received $117 in brokerage commissions.

All officers and one Trustee of the Fund are employees of SSB.

3. Investments

During the period ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases $22,592,687

          ===========
Sales.... $ 6,794,614
          ===========

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation $   384,090
Gross unrealized depreciation  (4,324,441)

                              -----------
Net unrealized depreciation.. $(3,940,351)
                              ===========

Notes to Financial Statements
(continued)


4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2001, the Portfolio did not hold any futures contracts.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended March 31, 2001, the Portfolio did not enter into any written call or put option contracts.

Notes to Financial Statements
(continued)


6. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. Short Sales of Securities

A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

At March 31, 2001, the Portfolio did not have any open short sale transactions.

8. Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                               Period Ended
                              March 31, 2001+
                               -------------
Shares sold..................     2,837,059
Shares issued on reinvestment            --
Shares reacquired............      (832,698)

                              -------------
Net Increase.................     2,004,361

                              =============

--------
+ For the period from November 28, 2000 (commencement of operations) to March
  31, 2001.

          Financial Highlights



For a share of beneficial interest outstanding throughout the period ended March 31:

                                                     2001(1)(2)
                                                     ----------
                Net Asset Value, Beginning of Period  $  8.00

                                                     --------
                Loss From Operations:
                  Net investment loss (3)...........    (0.02)
                  Net realized and unrealized loss..    (2.78)

                                                     --------
                Total Loss From Operations..........    (2.80)

                                                     --------
                Less Distributions From:
                  Net investment income.............       --

                                                     --------
                Total Distributions.................       --

                                                     --------
                Net Asset Value, End of Period......  $  5.20

                                                     ========
                Total Return++......................   (35.00)%
                Net Assets, End of Period (000s)....  $10,419
                Ratios to Average Net Assets+:
                 Expenses (3)(4)....................     1.30%
                 Net investment loss................    (0.60)
                Portfolio Turnover Rate.............       55%

--------
(1) For the period from November 28, 2000 (commencement of operations) to March 31, 2001.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The manager has waived a portion of its management fee and reimbursed expenses of $69,415 for the period ended March 31, 2001. If such fees were not waived or expenses not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been as follows:

                                              Expense Ratio Without
                      Per Share Decrease to        Fee Waiver
                      Net Investment Income and Expense Reimbursement
                      --------------------- ------------------------
              2001...                 $0.04                    2.96%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.30%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Independent Auditors' Report


The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Sciences and Technology Investments ("Portfolio") of Consulting Group Capital Markets Funds ("Fund") as of March 31, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 28, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinions.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2001, and the results of its operations, the changes in its net assets, and financial highlights for the period from November 28, 2000 to March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                           /s/ KPMG LLP
New York, New York
May 8, 2001


14


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